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                                                                   Exhibit 99(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of White Mountains Insurance Group, Ltd. of our report dated August 17, 2001 relating to the financial statements of OneBeacon Insurance Savings Plan (formerly CGU Savings Plan), which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 27, 2001